                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT ("Agreement") is made this 9th day of April, 1997, between Angeles Metal Trim Co., a California corporation ("Borrower"), Consolidated Capital of North America, a Colorado corporation ("Consolidated Capital") and Stone Pine Colorado, LLC, a Colorado limited liability company ("Stone Pine Colorado" and together with Consolidated Capital, the "Guarantors") and ERB Acquisition Group, LLC, a Nebraska limited liability company ("Lender").

                                    RECITAL

         Borrower has requested that Lender make a loan to or for the benefit of Borrower in the amount of Three Hundred Thousand Dollars ($300,000.00), and Lender is willing to do so on the following terms and conditions.

         NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Agreement, Borrower and Lender agree as follows:

         1.  LOAN.

         1.1 Loan. Subject to all of the terms and conditions contained in this Agreement, Lender agrees to advance to Borrower, on or before April 9, 1997, the principal sum of Three Hundred Thousand Dollars ($300,000.00) (the "Loan"). The Loan, together with Borrower's obligation to pay a commitment fee of $9,000.00 in connection with the Loan (the "Commitment Fee"), shall be evidenced by and repayable in accordance with the terms of Borrower's promissory note ("Note"), the form of which is attached as Exhibit A. The Commitment Fee will be added to the principal balance of the Note and paid in accordance with the terms of the Note.

         1.2 Equity Shares. (a) As additional consideration for the advancement of the Loan, Consolidated Capital shall issue to Lender Common Shares of Consolidated Capital as follows: (i) 50,000 Common Shares upon advancement of the Loan and (ii) 10,000 Common Shares on the first day of every month beginning with the 1st day of July, 1997 until such time as all obligations under the Note are paid in full (collectively, the "Common Shares").

         (b) The Common Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly, will constitute "restricted securities" for purposes of the Securities Act and Lender will not be able to transfer such Common Shares except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or an exemption therefrom. The certificates evidencing the Common Shares shall contain a legend to the foregoing effect.

         (c) Consolidated Capital, shall upon the demand of any holder of the Common Shares, file a registration statement with the SEC to permit the sale of the Common Shares by the holders of such shares from time to time. The holders of the Common Shares shall also have "piggyback" registration rights.

         2.  CONDITIONS TO THE LOAN.

         2.1 Documents. The making of the Loan is conditioned upon the execution and/or delivery to Lender of the following agreements, instruments and documents by the parties thereto: (a) this Agreement; (b) the Note; (c) the Guaranty in the form attached as Exhibit B (the "Guaranty"); (d) the Stock Pledge Agreement in the form attached as Exhibit C (the "Pledge Agreement");
(e) the Security Agreement of Consolidated Capital in the form attached as Exhibit D (the "Consolidated Capital Security Agreement"); (f) the Security Agreement of Stone Pine Colorado in the form attached as Exhibit E (the "Stone Pine Colorado Security Agreement"); (g) stock powers executed in blank relating to 6,556,867 Common Shares of Consolidated Capital owned by Stone Pine Colorado; and (h) a stock certificate for 50,000 Common Shares of Consolidated Capital issued in the name of Lender.

         2.2 Representations and Warranties. All representations and warranties contained in this Agreement shall be true in all material respects on and as of the date of the making of the Loan as if such representations and warranties had been made on and as of such date.

         2.3 Acknowledgment of Union Bank. The making of the Loan is further conditioned upon the receipt by Lender of the acknowledgement of Union Bank of California, N.A. ("Union Bank") to the effect that the Loan is permitted under that certain Business Loan Agreement dated as of January 15, 1997 between Borrower and Union Bank (the "Union Bank Agreement"). Said acknowledgment shall be in form and substance reasonably satisfactory to Lender.

         3. SECURITY. The payment of the Note is secured by (a) the Guaranty of even dated herewith pursuant to which Consolidated Capital and Stone Pine Colorado guarantee the full payment and performance by Borrower of its obligations under the Note, (b) a pledge by Stone Pine Colorado, pursuant to the terms of the Pledge Agreement of even date herewith, of 6,556,867 Common Shares of Consolidated Capital owned by Stone Pine Colorado, (c) the Consolidated Capital Security Agreement of even date herewith pursuant to which Consolidated Capital grants Borrower a security interest in all of its assets, and (d) the Stone Pine Colorado Security Agreement of even date herewith pursuant to which Stone Pine Colorado grants Borrower a security interest in all of its assets.

         4.  REPRESENTATIONS AND WARRANTIES.

         4.1 Representations and Warranties of Borrower. Borrower represents and warrants that as of the date of the execution of this Agreement:

         (a) Existence. Borrower is a corporation duly organized and in good standing under the laws of the State of California and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure to qualify would not, in the aggregate, have a material adverse effect on Borrower's financial condition, results of operations or business.

         (b) Authority. The execution and delivery by Borrower of this Agreement and the Note: (a) are within Borrower's corporate powers; (b) are duly authorized by Borrower's board of directors; (c) are not in contravention of the terms of Borrower's certificate of incorporation or bylaws; (d) are not in contravention of any law or laws, or of the terms of any material indenture, agreement or undertaking to which Borrower is a party or by which Borrower or any of Borrower's property is bound, including without limitation, the Union Bank Agreement; (e) do not require any governmental consent, registration or approval; (f) do not contravene any contractual or governmental restriction binding upon Borrower; and (g) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of Borrower under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Borrower is a party or by which Borrower or any of Borrower's property may be bound or affected.

         (c) Binding Effect. This Agreement and the Note set forth the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

         4.2 Representations and Warranties of Consolidated Capital. Consolidated Capital represents and warrants that as of the date of the execution of this Agreement:

         (a) Existence. Consolidated Capital is a corporation duly organized and in good standing under the laws of the State of Colorado.

         (b) Authority. The execution and delivery by Consolidated Capital of this Agreement, the Guaranty and the Consolidated Capital Security Agreement:
(a) are within Consolidated Capital's corporate powers; (b) are duly authorized by Consolidated Capital's board of directors; (c) are not in contravention of the terms of Consolidated Capital's certificate of incorporation or bylaws; (d) are not in contravention of any law or laws, or of the terms of any material indenture, agreement or undertaking to which Consolidated Capital is a party or by which Consolidated Capital or any of Consolidated Capital's property is bound; (e) do not require any governmental consent, registration or approval;
(f) do not contravene any
contractual or governmental restriction binding upon Consolidated Capital; and
(g) will not, except as contemplated or permitted by this Agreement, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Consolidated Capital under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Consolidated Capital is a party or by which Consolidated Capital or any of Consolidated Capital's property may be bound or affected.

         (c) Binding Effect. This Agreement, the Guaranty and the Consolidated Capital Security Agreement set forth the legal, valid and binding obligations of Consolidated Capital and are enforceable against Consolidated Capital in accordance with their respective terms.

         4.3 Representations and Warranties of Stone Pine Colorado. Stone Pine Colorado represents and warrants that as of the date of the execution of this
Agreement:

         (a) Existence. Stone Pine Colorado is a limited liability company organized and in good standing under the laws of the State of Colorado.

         (b) Authority. The execution and delivery by Stone Pine Colorado of this Agreement, the Pledge Agreement, the Guaranty and the Stone Pine Colorado Security Agreement: (a) are within Stone Pine Colorado's powers; (b) are duly authorized by Stone Pine Colorado; (c) are not in contravention of the terms of Stone Pine Colorado's operating agreement or similar documents; (d) are not in contravention of any law or laws, or of the terms of any material indenture, agreement or undertaking to which Stone Pine Colorado is a party or by which Stone Pine Colorado or any of Stone Pine Colorado's property is bound; (e) do not require any governmental consent, registration or approval; (f) do not contravene any contractual or governmental restriction binding upon Stone Pine Colorado; and (g) will not, except as contemplated or permitted by this Agreement, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Stone Pine Colorado under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Stone Pine Colorado is a party or by which Stone Pine Colorado or any of Stone Pine Colorado's property may be bound or affected.

         (c) Binding Effect. This Agreement, the Pledge Agreement, the Guaranty and the Stone Pine Colorado Security Agreement set forth the legal, valid and binding obligations of Stone Pine Colorado and are enforceable against Stone Pine Colorado in accordance with their respective terms.

         4.4 Investment Representations of Lender. Lender represents and warrants to Consolidated Capital as follows:

         (a) Lender acknowledges that you have advised Lender that the Common Shares have not been registered under the Securities Act or any other securities regulation laws of any state and that your reliance on the availability of certain exemptions from registration is based in part on the representations made by Lender in this Agreement.

         (b) Lender hereby represents to you that Lender is acquiring the Common Shares for the account of Lender for investment only and not with a view to resell or otherwise distribute such Common Shares, and that Lender is not acquiring the Common Shares on behalf of any other person or entity. Lender further represents that Lender does not intend to resell, transfer or dispose of all or any part of the Common Shares without registration under the Securities Act or without an opinion from counsel acceptable to Consolidated Capital, that registration is not required, and Lender represents that it is able to bear the economic risk of this investment for an indefinite period of time under these circumstances.

         (c) Lender further acknowledges that the Common Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Securities Act. Lender understands that stop transfer instructions will be issued to the transfer agent for Consolidated Capital's stock, and Lender consents to the placing of a legend in substantially the following form on the back of the certificate issued to Lender:

                  THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER STATE LAWS REGULATING THE ISSUANCE OF SECURITIES AND ARE PURCHASED PURSUANT TO AN INVESTMENT REPRESENTATION BY THE PURCHASER THEREOF. THESE SHARES SHALL NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, BY THE PURCHASER IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL TO THE EFFECT THAT SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

         (d) Lender agrees to hold harmless and indemnify Consolidated Capital for any and all liabilities resulting to it through violation by Lender of the above warranties and representations.

         5.  DEFAULT AND RIGHTS AND REMEDIES.

         5.1 Default and Rights and Remedies. Upon the occurrence of default, Lender shall have the rights and remedies set forth in the Note, the Pledge Agreement, the Guaranty, the Consolidated Capital Security Agreement, the Stone Pine Colorado Security Agreement and the rights and remedies available to Lender under applicable law.

         6.  MISCELLANEOUS.

         6.1 Reliance by Lender. All covenants, agreements, representations and warranties made by Borrower and Guarantors shall, notwithstanding any investigation by Lender, be deemed to be material to and to have been relied upon Lender.

         6.2 Parties. Whenever in this Agreement there is reference made to any of the parties, such reference shall be deemed to include, wherever applicable, a reference to the respective successors and assigns of Borrower, Guarantors and Lender.

         6.3 Applicable Law; Severability. THIS AGREEMENT SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS AND DECISIONS OF THE STATE OF NEBRASKA. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO JURISDICTION AND VENUE IN ANY CONTROVERSY INVOLVING THIS AGREEMENT IN FEDERAL OR STATE COURT SITTING IN THE CITY OF OMAHA, NEBRASKA. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         6.4 Maximum Interest. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of the Loan or the indebtedness hereunder or if any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by law, then it is Borrower's and Lender's express intent that all excess cash amounts theretofore collected by Lender be credited on the principal balance of the Loan (or if the Loan has been or would thereby be paid in full, refunded to Borrower), and the provisions of this Agreement immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of the Loan does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                       ANGELES METAL TRIM CO.
                                       a California corporation

                                       By:  /s/ Donald R. Jackson
                                            ----------------------------------
                                       Name:  Donald R. Jackson
                                              --------------------------------
                                       Title:  Treasurer
                                               -------------------------------


                                       CONSOLIDATED CAPITAL OF NORTH
                                       AMERICA, INC.,
                                       a Colorado corporation

                                       By:  /s/ Thompson H. Rogers
                                            ----------------------------------
                                       Name:  Thompson H. Rogers
                                              --------------------------------
                                       Title:  Chairman
                                               -------------------------------


                                       STONE PINE COLORADO, LLC
                                       a Colorado limited liability company

                                       By:  /s/ W. Duke DeGrassi
                                            ----------------------------------
                                       Name:  W. Duke DeGrassi
                                              --------------------------------
                                       Title:  Executive Vice President
                                               -------------------------------


                                       ERB ACQUISITION GROUP, LLC
                                       a Nebraska limited liability company

                                       By:  /s/ Paul Bagley
                                            ----------------------------------
                                       Name:  Paul Bagley
                                              --------------------------------
                                       Title:  Partner
                                               -------------------------------

                                  Exhibit A to
                                 Loan Agreement


                                      Note

                            (See Exhibit No. 10.26)

                                  Exhibit B to
                                 Loan Agreement


                                    Guaranty

                            (See Exhibit No. 10.27)

                                  Exhibit C to
                                 Loan Agreement


                                Pledge Agreement

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT dated as of April 9, 1997, is made and delivered by Stone Pine Colorado, LLC, a Colorado limited liability company ("Stone Pine Colorado") in favor of ERB Acquisition Group, LLC, a Nebraska limited liability company ("Lender").

         A. Angeles Metal Trim Co. ("Borrower"), a wholly owned subsidiary of Consolidated Capital of North America, Inc. ("Consolidated Capital"), has entered into a Loan Agreement dated as of the date hereof (the "Loan Agreement") by and among Borrower, Consolidated Capital, Stone Pine Colorado and Lender, pursuant to which Lender has agreed to make a loan to or for the benefit of Borrower which loan is evidenced by a Promissory Note of the Borrower dated the date hereof in the aggregate principal amount of $309,000.00 (the "Note").

         B. Stone Pine Colorado is the beneficial owner of approximately 42% of the outstanding Common Shares of Consolidated Capital.

         C. To induce the Lender to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Stone Pine Colorado is willing to grant to Lender a security interest in the Collateral (as hereinafter defined).

         NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the undersigned agrees as follows:

         1. Pledge. Stone Pine Colorado hereby grants to Lender a security interest in the following property (collectively, the "Collateral"):

            (a) 6,556,867 Common Shares of Consolidated Capital and the certificates or the instruments representing such property and all dividends, interest, or other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for any or all of such property; and

            (b) all proceeds of any of the foregoing.

         2. Security for Obligations. The security interest granted by this Agreement secures the payment and performance of Borrower's obligations under the Loan Agreement and the Note and the payment of all liabilities of Borrower to Lender, whether absolute or contingent, matured or unmatured, direct or indirect, similar or dissimilar, due or to become due arising under the Loan Agreement, the Note and the Guaranty of even date herewith of Consolidated Capital and Stone Pine Colorado in favor of Lender (all such payment and performance obligations are hereinafter referred to as the "Obligations").

         3. Delivery of Collateral.

            (a) All certificates representing or evidencing the Collateral have been or shall be delivered to and held by Lender pursuant hereto and shall be duly endorsed to Lender or shall be otherwise in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, in form and substance satisfactory to Lender.

            (b) This Agreement shall terminate and all certificates or instruments representing or evidencing the Collateral shall be delivered to Stone Pine Colorado upon payment in full of all Obligations.

         4. Further Assurances. Stone Pine Colorado agrees that at any time and from time to time, Stone Pine Colorado will promptly execute and deliver all further instruments and documents, and take all further action that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce the rights and remedies hereunder with respect to any of the Collateral.

         5. Representations and Warranties. Stone Pine Colorado hereby represents and warrants that Stone Pine Colorado has all right, title and interest in and to the property now constituting the Collateral, and will have all right, title and interest in and to any property subsequently constituting the Collateral pursuant to the terms hereof, in each case free and clear of any liens, claims, security interests, and other encumbrances and free and clear of any warrants, options, and other rights.

         6. Voting Rights; Dividends, Etc.

            (a) So long as no Event of Default (as herein defined) shall have occurred and be continuing:

                (i) Stone Pine Colorado shall be entitled to exercise any and all of Stone Pine Colorado's voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note; provided, however, that Stone Pine Colorado shall give Lender at least thirty (30) days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which would have a material adverse effect on the value of the Collateral; and, provided further, that Stone Pine Colorado shall not exercise or refrain from exercising any such right if Lender advises Stone Pine Colorado that, in Lender's reasonable judgment, such action would have a material adverse effect on the value of the Collateral or any part thereof.

                (ii) Stone Pine Colorado shall be entitled to receive and retain free and clear of the security interest of Lender hereunder, any and all of such dividends, interest and other distributions to be paid to Stone Pine Colorado in respect of the Collateral or any part thereof, except that (A) any and all dividends, interest or other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral shall also constitute Collateral and shall be promptly delivered to Stone Pine Colorado in conformity with Section 3 hereof, and (B) any and all --

                 (1) dividends, interest, or other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                 (2) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral --

received by Stone Pine Colorado shall be so received in trust for the benefit of Lender, be segregated from the other property or funds of Stone Pine Colorado, and be forthwith delivered to Lender in the same form as so received (with any necessary endorsement) to be held as Collateral and applied as provided in Section 11(ii) hereof.

         (b) Upon the occurrence and during the continuance of an Event of
Default:

             (i) all rights of Stone Pine Colorado to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) hereof and to receive the dividends, interest and other payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Lender which shall thereupon have the sole right to exercise such consensual rights and to receive such dividends, interest, and other payments to be held as cash Collateral and applied as provided in Section 11(ii) hereof; and

             (ii) all dividends, interest and other payments which are received by Stone Pine Colorado contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of Lender, shall be segregated from other funds of Stone Pine Colorado, and shall be forthwith paid over to Lender in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided in Section 11(ii) hereof.

         7. Transfers and Liens. Stone Pine Colorado will not, without the written consent of Lender, (a) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral.

         8. Lender Appointed Attorney-in-Fact. Stone Pine Colorado hereby appoints Lender as Stone Pine Colorado's attorney-in-fact, with full authority in the place and stead of Stone Pine Colorado and in the name of Stone Pine Colorado or otherwise, and from time to time in

Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement. In its capacity as such attorney-in-fact, Lender shall not be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law, but only for bad faith, willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable until all Obligations have been fully satisfied.

         9. Lender May Perform. If Stone Pine Colorado fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement.

         10. Lender's Duties. The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Lender shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters.

         11. Events of Default; Remedies. The term "Event of Default," as used herein, shall mean: (a) any "event of default" under and as defined in the Note; (b) any warranty or representation contained in this Agreement or the Loan Agreement shall prove to have been false or incorrect or breached in any material respect on the date as of which made; and (c) any violation by the Stone Pine Colorado in any material respect of any covenant contained in this Agreement or the Loan Agreement provided however that, no Event of Default shall have occurred under Subsection (b) or (c) of this Section 11 if: (i) such violation is capable of being cured, and (ii) such violation is cured within ten (10) days. If an Event of Default has occurred, then:

             (i) Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in the State of Nebraska (the "Code") and other applicable laws and agreements and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale for cash, on credit, or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Stone Pine Colorado agrees that at least fifteen days notice to Stone Pine Colorado of the time and place of any public sale or the time after which any private sale is to be made shall be given and shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

             (ii) Any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any collection from, or other realization upon all or any part of the Collateral in the discretion of Lender, may be held by Lender as collateral for, and/or then or at any time thereafter applied in whole or in part by Lender against, all or any part of the Obligations in such order as Lender shall elect. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full the Obligations shall be paid over to Stone Pine Colorado or to whomsoever may be lawfully entitled to receive such surplus.

         12. Private Sale. Lender acknowledges and recognizes that Lender may be unable to effect a public sale of all or a part of the Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Lender acknowledges that any such private sales may be at prices and on terms less favorable to Lender than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Lender has no obligation to delay sale of any Collateral to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as from time to time amended, even if the issuer is willing to do so.

         13. Amendments, Indulgences, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Lender therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure or delay on the part of Lender in the exercise of any right, power, or remedy under this Agreement shall constitute a waiver thereof, or prevent the exercise thereof in that or any other instance.

         14. Continuing Security Interest. This Agreement creates a continuing security interest in the Collateral and shall (b) be binding upon Stone Pine Colorado, and its successors and assigns and (b) inure to the benefit of Lender and its successors, transferees and assigns. The execution and delivery of this Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Obligations and no security taken hereafter as security for payment or performance of the Obligations shall impair in any manner or affect this Agreement or the security interest granted hereby, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Agreement without altering, varying, or diminishing in any way this Agreement or the security interest granted hereby as to the Collateral not expressly released, and this Agreement and such security interest shall continue in full force and effect as to all of the Collateral not expressly released.

         15. Nebraska Law to Govern. THIS AGREEMENT SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS AND

DECISIONS OF THE STATE OF NEBRASKA. STONE PINE COLORADO HEREBY CONSENTS TO JURISDICTION AND VENUE IN ANY CONTROVERSY INVOLVING THIS AGREEMENT IN FEDERAL OR STATE COURT SITTING IN THE CITY OF OMAHA, NEBRASKA. Unless otherwise defined herein, terms defined in the Code as in effect on the date hereof are used herein as therein defined as of such date.

         16. Severability. The provisions of this Agreement are independent of and separable from each other, and no such provision, shall be altered or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                       STONE PINE COLORADO, LLC
                                       a Colorado limited liability company

                                       By: /s/ W. Duke DeGrassi
                                           ----------------------------------
                                       Name: W. Duke DeGrassi
                                             --------------------------------
                                       Title: Executive Vice President
                                              -------------------------------


STATE OF Colorado:
                     SS:
COUNTY OF Denver:

Subscribed to and sworn
before me this 23rd day
of April, 1997
/s/ Jeanette L. Avery
---------------------
   (notary public)

My Commission Expires 7/17/00

                                  Exhibit D to
                                 Loan Agreement


                   Security Agreement of Consolidated Capital

                            (See Exhibit No. 10.28)

                                  Exhibit E to
                                 Loan Agreement


                   Security Agreement of Stone Pine Colorado

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT dated as of April 9, 1997, is made and delivered by Stone Pine Colorado, LLC, a Colorado limited liability company ("Stone Pine Colorado") in favor of ERB Acquisition Group, LLC, a Nebraska limited liability company ("Lender").

         A. Angeles Metal Trim Co. ("Borrower"), a wholly owned subsidiary of Consolidated Capital of North America, Inc. ("Consolidated Capital"), has entered into a Loan Agreement dated as of the date hereof (the "Loan Agreement") by and among Borrower, Consolidated Capital, Stone Pine Colorado and Lender, pursuant to which Lender has agreed to make a loan to or for the benefit of Borrower which loan is evidenced by a Promissory Note of the Borrower dated the date hereof in the aggregate principal amount of $309,000.00 (the "Note").

         B. To induce the Lender to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Stone Pine Colorado is willing to grant to Lender a security interest in the Collateral (as hereinafter defined).

         NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the undersigned agrees as follows:

         1. As security for the payment and performance of Borrower's obligations under the Loan Agreement, the Note and the Guaranty of even date herewith of Consolidated Capital and Stone Pine Colorado in favor of Lender (the "Guaranty"), and the payment of all liabilities of Borrower to Lender, whether absolute or contingent, matured or unmatured, direct or indirect, similar or dissimilar, due or to become due arising under the Loan Agreement and the Note (all such payment and performance obligations are hereinafter referred to as the "Obligations") Stone Pine Colorado does hereby grant a continuing security interest to Lender in all tangible and intangible property of Stone Pine Colorado, whether now or hereafter owned or in existence and wherever located (herein called "Collateral"), including without limitation, the following:

         A. All equipment, fixtures and furniture of Stone Pine Colorado;

         B. All accounts, deposit accounts, cash, securities, instruments, chattel paper, documents, general intangibles, and inventory, now or hereafter owned or acquired by Stone Pine Colorado, all proceeds and insurance proceeds of the foregoing, all guarantees and other security therefore, and all of Stone Pine Colorado's books and records relating thereto (including computer-stored information and all software relating thereto) and all contract rights with third parties relating to the maintenance of any such books, records and information. The Collateral described above will be maintained at 410 17th Street, Suite 400, Denver, CO 80202 and any other locations;

         C. All personal property of Stone Pine Colorado of any kind whether or not in the possession or control of Lender or its agents; and

         D. Proceeds of any of the above-described property.

         The grant of a security interest in proceeds does not imply the right of Stone Pine Colorado to sell or dispose of any Collateral described herein without the express consent in writing by Lender.

         2. Stone Pine Colorado will: (a) execute such Financing Statements and other documents and do such other acts and things, all as Lender may from time to time require, to establish and maintain a valid security interest in Collateral, including payment of all costs and fees in connection with any of the foregoing when deemed necessary by Lender; (b) pay and perform promptly when due all Obligations; (c) furnish Lender such information concerning Stone Pine Colorado and Collateral as Lender may from time to time request, including but not limited to current financial statements; (d) keep Collateral separate and identifiable and at the location described herein and permit Lender and its representatives to inspect Collateral and/or records pertaining thereto from time to time during normal business hours; (e) not sell, assign or create or permit to exist any lien on or security interest in Collateral in favor of anyone other than the Lender unless Lender consents thereto in writing and at Stone Pine Colorado's expense upon Lender's request remove any unauthorized lien or security interest and defend any claim affecting the Collateral; (f) pay all charges against Collateral prior to delinquency including but not limited to taxes, assessments, encumbrances, insurance and diverse claims, and upon Stone Pine Colorado's failure to do so Lender may pay any such charge as it deems necessary and add the amount paid to the Obligations; (g) reimburse Lender for any expenses including but not limited to reasonable attorney's fees and legal expenses incurred by Lender in seeking to protect, collect or enforce any rights in Collateral; (h) when required provide insurance in form and amounts and with companies acceptable to Lender and when required assign the policies or the rights thereunder to Lender; (i) maintain Collateral in good condition and not use Collateral for any unlawful purpose; (j) at its own expense, upon request of Lender, notify any parties obligated to Stone Pine Colorado on any Collateral to make payment to Lender and Stone Pine Colorado hereby irrevocably grants Lender power of attorney to make said notifications and collections; (k) and does hereby authorize Lender to perform any and all acts which Lender in good faith deems necessary for the protection and preservation of Collateral or its value or Lender's security interest therein, including transferring any Collateral into its own name and receiving the income thereon as additional security hereunder.

         3. The term default shall mean the occurrence of any of the following events: (a) any "event of default" under and as defined in the Note, the Guaranty or the Pledge Agreement dated as of the date hereof by Stone Pine Colorado in favor of Lender (the "Pledge Agreement"); (b) any warranty or representation contained in this Agreement or the Loan Agreement shall prove to have been false or incorrect or breached in any material respect on the date as of which made; (c) deterioration or impairment of the value of Collateral; and
(d) any violation in any material respect of any covenant contained in this Agreement or the Loan Agreement, provided however that, no Event of Default shall have occurred under Subsection (b), (c) or (d) of this Section 3 if:

(i) such violation is capable of being cured, and (ii) such violation is cured within ten (10) days.

         4. Whenever a default exists, Lender, at its option may: (a) without notice accelerate the maturity of any part or all of the Obligations; (b) sell, lease or otherwise dispose of Collateral at public or private sale, unless Collateral is perishable and threatens to decline speedily in value or is a type customarily sold on a recognized market, Lender will give Stone Pine Colorado at least five (5) days prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition may be made; (c) transfer any Collateral into its own name or that of its nominee; (d) retain Collateral in satisfaction of Obligations secured hereby, with notice of such retention sent to Stone Pine Colorado as required by law; (e) notify any parties obligated on any Collateral consisting of accounts, instruments, chattel paper, choses in action or the like to make payment to Lender and enforce collection of any Collateral herein; (f) require Stone Pine Colorado to assemble and deliver any Collateral to Lender at a reasonable convenient place designated by Lender; (g) apply all sums received or collected from or on account of Collateral including the proceeds of any sales thereof to the payment of the costs and expenses incurred in preserving and enforcing rights of Lender including but not limited to reasonable attorney's fees, and Obligations secured hereby in such order and manner as Lender in its sole discretion determines; Lender shall account to Stone Pine Colorado for any surplus remaining thereafter, and shall pay such surplus to the party entitled thereto, including any second secured party who has made a proper demand upon Lender and has furnished proof to Lender as requested in the manner provided by law; and (h) exercise its lien or right of setoff in the same manner as though the credit were unsecured. Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Nebraska in any jurisdiction where enforcement is sought, whether in Nebraska or elsewhere. All rights, power and remedies of Lender hereunder shall be cumulative and not alternative. No delay on the part of Lender in the exercise of any right or remedy shall constitute a waiver thereof and no exercise by Lender of any right or remedy shall preclude the exercise of any other right or remedy or further exercise of the same remedy.

         5. Stone Pine Colorado waives: (a) all right to require Lender to proceed against any other person including any person granting a security interest to Lender or to apply any Collateral Lender may hold at any time or to pursue any other remedy; Collateral, endorsers or guarantors may be released, substituted or added without affecting the liability of Stone Pine Colorado hereunder; (b) the defense of the Statute of Limitations in any action upon any Obligations secured hereby; (c) any right of subrogation and any right to participate in Collateral until all Obligations hereby secured have been paid in full.

         6. Stone Pine Colorado warrants: (a) that it is or will be the lawful owner of all Collateral free of all claims, liens or encumbrances whatsoever, other than the security interest granted pursuant hereto; (b) all information, including but not limited to financial statements furnished by Stone Pine Colorado to Lender heretofore or hereafter, whether oral or written, is and will be correct and true as of the date given; and (c) the execution, delivery and performance hereof are within the powers of Stone Pine Colorado and have been duly authorized.

         7. The right of Lender to have recourse against Collateral shall not be affected in any way by the fact that the credit is secured by a mortgage, deed of trust or other lien upon real property.

         8. Stone Pine Colorado may terminate this Agreement at any time upon written notice to Lender of such termination; provided however, that such termination shall not affect Obligations then outstanding, any extensions or renewals thereof, nor the security interest granted herein which shall continue until such outstanding Obligations are satisfied in full.

         9. This Agreement shall inure to the benefit of and bind Lender, its successors and assigns and the undersigned, their respective heirs, executors, administrators and successors in interest. Upon transfer by Lender of any part of the Obligations secured hereby, Lender shall be fully discharged from all liability with respect to Collateral transferred therewith.

         10. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this agreement shall be prohibited or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such or the remaining provisions of this Agreement.

         11. Governing Law. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS AND DECISIONS OF THE STATE OF NEBRASKA. STONE PINE COLORADO HEREBY CONSENTS TO JURISDICTION AND VENUE IN ANY CONTROVERSY INVOLVING THIS AGREEMENT IN FEDERAL OR STATE COURT SITTING IN THE CITY OF OMAHA, NEBRASKA.


                                       STONE PINE COLORADO, LLC
                                       a Colorado limited liability company


                                       By: /s/ W. Duke DeGrassi
                                           ----------------------------------
                                       Name: W. Duke DeGrassi
                                             --------------------------------
                                       Title:  Executive Vice President
                                               ------------------------------

STATE OF Colorado:
      SS:
COUNTY OF  Denver:
Subscribed to and sworn
before me this 23rd day
of April, 1997
/s/ Jeanette L. Avery
-----------------------
    (notary public)